                                  Exhibit 99.3

   Series 1999-1 Monthly Certificateholders' Statement for the month of May 2001

                                                                   Series 1999-1
                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 1999-1

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1999-1 Supplement, dated as of July 21, 1999 (the
    "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's
    Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust.
       The information with respect to Series 1999-1 is set forth below:


     Date of the Certificate                                June 10, 2001
     Monthly Period ending                                   May 31, 2001
     Determination Date                                     June 10, 2001
     Distribution Date                                      June 15, 2001

----------------------------------------------------------------------------------------------------------------------------------
                                                             General
----------------------------------------------------------------------------------------------------------------------------------
  101    Amortization Period                                                                                           No    101
  102    Early Amortization Period                                                                                     No    102
  103    Class A Investor Amount paid in full                                                                          No    103
  104    Class B Investor Amount paid in full                                                                          No    104
  105    Collateral Interest Amount paid in full                                                                       No    105
  106    Saks Incorporated is the Servicer                                                                            Yes    106

----------------------------------------------------------------------------------------------------------------------------------
                                                         Investor Amount
----------------------------------------------------------------------------------------------------------------------------------
                                                                                as of the end               as of the end
                                                                                of the prior               of the relevant
                                                                               Monthly Period               Monthly Period
                                                                               ---------------              --------------

 107  Series 1999-1 Investor Amount                                            $   378,375,000     107(a)   $ 378,375,000    107(b)
 108     Class A Investor Amount                                               $   280,000,000     108(a)   $ 280,000,000    108(b)
 109     Class B Investor Amount                                               $    30,275,000     109(a)   $  30,275,000    109(b)
 110     Collateral Interest Amount                                            $    68,100,000     110(a)   $  68,100,000    110(b)

 111  Series 1999-1 Adjusted Investor Amount                                   $   378,375,000     111(a)   $ 378,375,000    111(b)
 112     Class A Adjusted Investor Amount                                      $   280,000,000     112(a)   $ 280,000,000    112(b)
 113        Principal Account Balance with respect to Class A                  $             -     113(a)   $           -    113(b)
 114     Class B Adjusted Investor Amount                                      $    30,275,000     114(a)   $  30,275,000    114(b)
 115        Principal Account Balance with respect to Class B                  $             -     115(a)   $           -    115(b)
 116     Collateral Interest Adjusted Amount                                   $    68,100,000     116(a)   $  68,100,000    116(b)
 117        Principal Account Balance with respect to the Collateral Interest  $             -     117(a)   $           -    117(b)

 118  Class A Certificate Rate                                                                                    4.34250%   118
 119  Class B Certificate Rate                                                                                    4.55250%   119

                                                                                                            as of the end
                                                                               for the relevant            of the relevant
                                                                                Monthly Period              Monthly Period
                                                                               ----------------             --------------

 120  Series 1999-1 Investor Percentage with respect to Finance Charge
       Receivables                                                                       31.64%    120(a)          31.38%    120(b)
 121     Class A                                                                         23.42%    121(a)          23.22%    121(b)
 122     Class B                                                                          2.53%    122(a)           2.51%    122(b)
 123     Collateral Interest                                                              5.69%    123(a)           5.65%    123(b)

 124  Series 1999-1 Investor Percentage with respect to Principal Receivables            31.74%    124(a)          31.38%    124(b)
 125     Class A                                                                         23.49%    125(a)          23.22%    125(b)
 126     Class B                                                                          2.54%    126(a)           2.51%    126(b)
 127     Collateral Interest                                                              5.71%    127(a)           5.65%    127(b)

 128  Series 1999-1 Investor Percentage with respect to Allocable Amounts                31.64%    128(a)          31.38%    128(b)
 129     Class A                                                                         23.42%    129(a)          23.22%    129(b)
 130     Class B                                                                          2.53%    130(a)           2.51%    130(b)
 131     Collateral Interest                                                              5.69%    131(a)           5.65%    131(b)

                                                                                                                      Series 1999-1
-----------------------------------------------------------------------------------------------------------------------------------
                                               Series 1999-1 Investor Distributions
-----------------------------------------------------------------------------------------------------------------------------------
  132    The sum of the daily allocations of collections of Principal Receivables for
         the relevant Monthly Period                                                                 $              -          132
  133    Class A distribution of collections of Principal Receivables per $1,000 of
         original principal amount                                                                   $                         133
  134    Class B distribution of collections of Principal Receivables per $1,000 of
         original principal amount                                                                   $                         134
  135    Collateral Interest distribution of collections of Principal Receivables per
         $1,000 of original principal amount                                                         $                         135
  136    Class A distribution attributable to interest per $1,000 of original principal
         amount                                                                                      $           3.74          136
  137    Class B distribution attributable to interest per $1,000 of original principal
         amount                                                                                      $           3.92          137
  138    Collateral Interest distribution attributable to interest per $1,000 of original
         principal amount                                                                            $           2.91          138
  139    Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of
         original principal amount                                                                   $           1.67          139

----------------------------------------------------------------------------------------------------------------------------------
                                              Collections Allocated to Series 1999-1
----------------------------------------------------------------------------------------------------------------------------------

  140    Series allocation of collections of Principal Receivables                                   $     72,093,781          140
  141       Class A                                                                                  $     53,349,875          141
  142       Class B                                                                                  $      5,768,455          142
  143       Collateral Interest                                                                      $     12,975,452          143

  144    Series allocation of collections of Finance Charge Receivables                              $      7,216,785          144
  145       Class A                                                                                  $      5,340,469          145
  146       Class B                                                                                  $        577,438          146
  147       Collateral Interest                                                                      $      1,298,878          147

         Available Funds
         ---------------
  148       Class A Available Funds                                                                  $      5,340,469          148
  149    The amount to be withdrawn from the Reserve Account to be included in
         Class A Available funds                                                                     $              -          149
  150    Principal Investment Proceeds to be included in Class A Available Funds                     $              -          150
  151    The amount of investment earnings on amounts held in the Reserve Account
         to be included in Class A Available funds                                                   $              -          151
  152       Class B Available Funds                                                                  $        577,438          152
  153    The amount to be withdrawn from the Reserve Account to be included in Class B
         Available funds                                                                             $              -          153
  154    Principal Investment Proceeds to be included in Class B Available Funds                     $              -          154

  155       Collateral Interest Available Funds                                                      $      1,298,878          155
  156    The amount to be withdrawn from the Reserve Account to be included in Collateral
         Interest Available Funds                                                                    $              -          156
  157    Principal Investment Proceeds to be included in Collateral Interest Available Funds         $              -          157

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Application of Collections
-----------------------------------------------------------------------------------------------------------------------------------

         Class A
         -------
  158    Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
         Distribution date                                                                           $      1,047,025          158
  159    If Saks Incorporated is no longer the Servicer, an amount equal to Class A Servicing
         fee for the related Distribution Date                                                       $              -          159
  160    Class A Allocable Amount                                                                    $      1,050,864          160
  161    An amount to be included in the Excess Spread                                               $      3,242,580          161

                                                                   Series 1999-1


         Class B
         -------
  162    Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due
         but not paid on a prior Distribution date                                                       $   118,684        162
  163    If Saks Incorporated is no longer the Servicer, an amount equal to Class
         B Servicing fee for the related Distribution Date
  164    An amount to be included in the Excess Spread                                                   $   458,754        164

         Collateral Interest
         -------------------
  165    If Saks Incorporated is no longer the Servicer, an amount equal to
         Collateral Interest Servicing fee for the related Distribution Date                             $         -        165
  166    An amount to be included in the Excess Spread                                                   $ 1,298,878        166

  167    Available Excess Spread                                                                         $ 5,000,212        167
  168    Available Shared Excess Finance Charge Collections                                              $         -        168
  169    Total Cash Flow available for Series 1999-1 waterfall                                           $ 5,000,212        169

  170    Fund any Class A Required Amount                                                                $         -        170
  171    Class A Investor Charge Offs which have not been previously reimbursed                          $         -        171

  172    Class B Required Amount to the extent attributable to line 162 and line 163                     $         -        172
  173    Class B Allocable Amount                                                                        $   113,625        173
  174    Excess of the Required Reserve Account Amount over the amount held in the Reserve Account       $         -        174
         An amount equal to any unreimbursed reductions of the Class B Investor
  175    Amount, if any, due to: (i) Class B Investor Charge Offs; (ii)
         Reallocated Principal Collections; (iii) reallocations of the Class B
         Investor Amount to the Class A Investor Amount                                                  $         -        175
  176    Collateral Monthly Interest for the related Distribution Date plus Collateral Monthly
         Interest previously due but not paid to holders of the Collateral intrest plus additional
         interest                                                                                        $   198,307        176
  177    Servicing Fee due for the relevant Monthly Period and not paid above plus any amounts
         previously due but not distributed to the Servicer                                              $   630,625        177
  178    Collateral Interest Allocable Amount                                                            $   255,585        178
  179    Any unreimbursed reductions of the Collateral Interest Amount, if any, due to: (i)
         Collateral Interest Charge Offs; (ii) Reallocated Principal Collections; (iii) reallocation
         of the Collateral Interest Amount to the Class A or Class B Investor Amount                     $         -        179
  180    Excess of the Required Spread Account Amount over the available Spread Account Amount           $         -        180
  181    The aggregate of any other amounts, if any, then due to the Collateral Interest Holder          $         -        181
  182    Shared Excess Finance Charge Collections                                                        $ 3,802,070        182

-------------------------------------------------------------------------------------------------------------------------------
                                                Determination of Monthly Principal
===============================================================================================================================

  183    Available Principal Collections held in the Collection Account                                  $72,093,781        183
  184    Controlled Deposit Amount for the Monthly Period                                                $         -        184
  185    Deficit Controlled Accumulation Amount                                                          $         -        185
  186    Principal Collections deposited for the Monthly Period                                          $         -        186

  187    Class A Monthly Principal                                                                       $         -        187

  188    Class B Monthly Principal (only after payout of Class A or the accumulation
         of the Class A Investor Amount)                                                                 $         -        188
  189    Available Principal Collections held in the Collection Account less portion of such
         Collections applied to Class A Monthly Principal                                                $72,093,781        189
  190    Controlled Deposit Amount less Class A Monthly Principal                                        $         -        190

  191    Collateral Interest Monthly Principal (only after payout of Class A and Class B or the
         accumulation of the Class A and Class B Investor Amount)                                        $         -        191
  192    Available Principal Collections held in the Collection Account less portion of such
         Collections applied to Class A and Class B Monthly Principal                                    $72,093,781        192
  193    Controlled Deposit Amount less Class A and Class B Monthly Principal                            $         -        193

                                                                   Series 1999-1

------------------------------------------------------------------------------------------------------------------------------------
                                                 Reallocated Principal Collections
====================================================================================================================================
  194    Reallocated Principal Collections                                                                    $         -     194
  195       Collateral Subordinated Principal Collections (to the
         extent needed to fund Required Amounts)                                                              $         -     195
  196       Class B Subordinated Principal Collections (to the
         extent needed to fund Required Amounts)                                                              $         -     196

------------------------------------------------------------------------------------------------------------------------------------
                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
====================================================================================================================================
                                                                                       %                         Amount
                                                                                    ------                    -----------
  197    Series 1999-1 Default Amount                                               31.64%         197(a)     $ 1,420,074     197(b)
  198    Class A Investor Default Amount                                            23.42%         198(a)     $ 1,050,864     198(b)
  199    Class B Investor Default Amount                                             2.53%         199(a)     $   113,625     199(b)
  200    Collateral Interest Default Amount                                          5.69%         200(a)     $   255,585     200(b)

  201    Series 1999-1 Adjustment Amount                                                                      $         -     201
  202    Class A Adjustment Amount                                                                            $         -     202
  203    Class B Adjustment Amount                                                                            $         -     203
  204    Collateral Interest Adjustment Amount                                                                $         -     204

  205    Series 1999-1 Allocable Amount                                                                       $ 1,420,074     205
  206    Class A Allocable Amount                                                                             $ 1,050,864     206
  207    Class B Allocable Amount                                                                             $   113,625     207
  208    Collateral Interest Allocable Amount                                                                 $   255,585     208

------------------------------------------------------------------------------------------------------------------------------------
                                                          Required Amounts
====================================================================================================================================

  209    Class A Required Amount                                                                              $         -     209
  210    Class A Monthly Interest for current Distribution Date                                               $ 1,047,025     210
  211    Class A Monthly Interest previously due but not paid                                                 $         -     211
  212    Class A Additional Interest for prior Monthly Period or previously due
         but not paid                                                                                         $         -     212
  213    Class A Allocable Amount for current Distribution Date                                               $ 1,050,864     213
  214    Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                               $         -     214
  215    Class B Required Amount                                                                              $         -     215
  216    Class B Monthly Interest for current Distribution Date                                               $   118,684     216
  217    Class B Monthly Interest previously due but not paid                                                 $         -     217
  218    Class B Additional Interest for prior Monthly Period or previously due
         but not paid                                                                                         $         -     218
  219    Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                               $         -     219
  220    Excess of Class B Allocable Amount over funds available to make payments                             $         -     220

  221    Collateral Interest Required Amount                                                                  $         -     221
  222    Collateral Monthly Interest for current Distribution Date                                            $   198,307     222
  223    Collateral Monthly Interest previously due but not paid                                              $         -     223
  224    Collateral Interest Additional Interest for prior Monthly Period or
         previously due but not paid                                                                          $         -     224
  225    Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                            $         -     225
  226    Excess of Collateral Interest Allocable Amount over funds available to make payments                 $         -     226

------------------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
====================================================================================================================================

         Class A
         -------
  227    Class A Investor Amount reduction                                                                    $         -     227
  228       Class A Investor Charge Off                                                                       $         -     228

         Class B
         -------
  229    Class B Investor Amount reduction                                                                    $         -     229
  230       Class B Investor Charge Off                                                                       $         -     230
  231       Reductions of the Class B Investor Amount due to Class A Allocable Amount                         $         -     231
  232       Reallocated Principal Collections applied to Class A                                              $         -     232

                                                                                                      Series 1999-1
        Collateral Interest
        -------------------
  233   Collateral Interest Amount reduction                                            $         -             233
  234   Collateral Interest Charge Off                                                  $         -             234
  235   Reductions of the Collateral Interest Amount due to Class A and Class B
        Allocable Amounts                                                               $         -             235
  236   Reallocated Principal Collections applied to Class A and Class B                $         -             236

-------------------------------------------------------------------------------------------------------------------
                                                  Servicing Fee
===================================================================================================================

  237   Series 1999-1 Servicing Fee                                                     $   630,625             237
  238   Class A Servicing Fee                                                           $   466,667             238
  239   Class B Servicing Fee                                                           $    50,458             239
  240   Collateral Interest Servicing Fee                                               $   113,500             240

-------------------------------------------------------------------------------------------------------------------
                                                 Reserve Account
===================================================================================================================

  241   Required Reserve Account Amount (if applicable)                                         N/A             241
  242   Reserve Account reinvestment rate (if applicable)                                       N/A             242
  243   Reserve Account reinvestment earnings                                           $         -             243
  244   Reserve Account balance                                                         $         -             244

  245   Accumulation Period Length                                                        12 months             245

-------------------------------------------------------------------------------------------------------------------
                                                  Excess Spread
===================================================================================================================
  246   Portfolio Yield for Monthly Period (excluding Shared Excess Finance
        Charge Collections from other Series)                                                 17.79%            246
  247   Base Rate for Monthly Period                                                           6.19%            247
  248   Portfolio Yield minus Base Rate for such Monthly Period                               11.60%            248
  249   Three month average of Portfolio Yield minus Base Rate                                11.66%            249

        IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of June, 2001.

        Saks Incorporated,
         as Servicer

        By /s/ Scott A. Honnold
           -----------------------------------

        Name:  Scott A. Honnold
        Title: Vice President and Treasurer